                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Long/Short Strategy Security: See Attached

Issuer:  See Attached                     Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report November 2013




                                                                                    Unit Price
                                                                                        of
                       Offering                                                     Offering/          Total  Underwriter From
                       Date/Trade                                                   Price Paid         Price   Whom the Fund
Fund                     Date      Issuer/Security   Cusip    Offering Type  Shares  Per Unit  Spread  Paid      Purchased
----                   ----------  ---------------  --------- -------------- ------ ---------- ------ ------- ----------------
Transamerica Funds-                Twitter,
  Transamerica Long/               Inc.
  Short Strategy                   (TWTR)                                                                     Goldman,
                       11/7/2013   IPO              90184L10  US Registered   1,200     $26.00 $0.845 $31,200 Sachs & Co.

                                                                   Total Price Paid
                                                                     by the Fund
                                                                   Plus Total Price
                                                                    paid For Same
                                                      Total Shares    Securities
                                                      Purchased by   Purchased By
                       Total Shares Total Size of the  Investment      the Same       % of
Fund                     Offered        Offering       Management    Sub-adviser    Offering
----                   ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-
  Transamerica Long/
  Short Strategy                                                                              Goldman, Sachs & Co. / Morgan
                         70,000,000    $1,820,000,000    1,318,400      $34,278,400     1.88% Stanley / J.P. Morgan

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Long/Short Strategy Security: See Attached

Issuer:  See Attached                     Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report December 2013




                                                                                    Unit Price
                                                                                        of
                       Offering                                                     Offering/          Total   Underwriter From
                       Date/Trade                                                   Price Paid         Price    Whom the Fund
Fund                     Date      Issuer/Security   Cusip    Offering Type  Shares  Per Unit  Spread  Paid       Purchased
----                   ----------- ---------------  --------- -------------- ------ ---------- ------ -------- ----------------
Transamerica Funds-
  Transamerica
  Long/Short Strategy








                                   Hilton
                                   Worldwide
                                   Holdings                                                                    Deutsche
                                   Inc. (HLT)                                                                  Bank
                       12/12/2013  IPO              43300A10  US Registered   5,900     $20.00 $0.725 $118,000 Securities

                                                                   Total Price Paid
                                                                     by the Fund
                                                                   Plus Total Price
                                                                    paid For Same
                                                      Total Shares    Securities
                                                      Purchased by   Purchased By
                       Total Shares Total Size of the  Investment      the Same       % of
Fund                     Offered        Offering       Management    Sub-adviser    Offering
----                   ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-                                                                           Deutsche Bank Securities /
  Transamerica                                                                                Goldman, Sachs & Co. / BofA
  Long/Short Strategy                                                                         Merrill Lynch / Morgan Stanley
                                                                                              / J.P. Morgan / Wells Fargo
                                                                                              Securities / Blackstone Capital
                                                                                              Markets / Macquarie Capital /
                                                                                              Barclays / Mitsubishi UFJ
                                                                                              Securities / Citigroup / Credit
                                                                                              Suisse / HSBC / RBS / Baird /
                                                                                              Credit Agricole CIB / Nomura /
                                                                                              Raymond James / RBC Capital
                                                                                              Markets / UBS Investment Bank /
                                                                                              CastleOak Securities, L.P. /
                                                                                              Drexel Hamilton / Telsey
                                                                                              Advisory Group / Ramirez & Co.,
                        117,640,624    $2,352,812,480    2,852,000      $57,040,000     2.42% Inc.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Long/Short Strategy Security: See Attached

Issuer:  See Attached                     Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report January 2014




                                                                                      Unit Price
                                                                                          of
                       Offering                                                       Offering/          Total  Underwriter From
                       Date/Trade                                                     Price Paid         Price   Whom the Fund
Fund                     Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread  Paid      Purchased
----                   ----------  ---------------  --------- ---------------- ------ ---------- ------ ------- ----------------
Transamerica Funds-
  Transamerica Long/
  Short Strategy



                                   Santander
                                   Consumer
                                   USA
                                   Holdings
                                   Inc. (SC)
                       1/23/2014   IPO              80283M10  U.S. Registered   3,200     $24.00  $0.96 $76,800 Citigroup

                                                                   Total Price Paid
                                                                     by the Fund
                                                                   Plus Total Price
                                                                    paid For Same
                                                      Total Shares    Securities
                                                      Purchased by   Purchased By
                       Total Shares Total Size of the  Investment      the Same       % of
Fund                     Offered        Offering       Management    Sub-adviser    Offering
----                   ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-                                                                           Citigroup / J.P. Morgan / BofA
  Transamerica Long/                                                                          Merrill Lynch / Deutsche Bank
  Short Strategy                                                                              Securities / Santander /
                                                                                              Barclays / Goldman, Sachs & Co.
                                                                                              / Morgan Stanley / RBC
                                                                                              Capital Markets / BMO Capital
                                                                                              Markets / Credit Suisse / UBS
                                                                                              Investment Bank / Wells Fargo
                                                                                              Securities / KKR / Sandler
                                                                                              O'Neill + Partners,
                                                                                              L.P. /Stephens Inc. / LOYAL3
                         74,991,470    $1,799,795,280    2,136,400      $51,273,600     2.85% Securities

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Long/Short Strategy Security: See Attached

Issuer:  See Attached                     Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report February 2014




                                                                                    Unit Price
                                                                                        of
                     Offering                                                       Offering/           Total  Underwriter From
                     Date/Trade                                                     Price Paid          Price   Whom the Fund
Fund                   Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread   Paid      Purchased
----                 ----------  ---------------  --------- ---------------- ------ ---------- ------- ------- ----------------
Transamerica Funds-
  Transamerica                   Freescale
  Long/Short                     Semiconductor,
  Strategy                       Ltd. (FSL)
                     2/12/2014   Secondary        G3727Q10  U.S. Registered   3,500     $18.50 $0.6475 $64,750 Citigroup

                                                                 Total Price Paid
                                                                   by the Fund
                                                                 Plus Total Price
                                                                  paid For Same
                                                    Total Shares    Securities
                                                    Purchased by   Purchased By
                     Total Shares Total Size of the  Investment      the Same       % of
Fund                   Offered        Offering       Management    Sub-adviser    Offering
----                 ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-                                                                         Goldman, Sachs & Co. /
  Transamerica                                                                              Citigroup / Credit Suisse /
  Long/Short                                                                                Deutsche Bank Securities /
  Strategy                                                                                  Barclays / J.P. Morgan / Morgan
                       35,000,000      $647,500,000      626,800      $11,595,800     1.79% Stanley

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Long/Short Strategy Security: See Attached

Issuer:  See Attached                     Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report May 2014




                                                                                      Unit Price
                                                                                          of
                       Offering                                                       Offering/          Total
                       Date/Trade                                                     Price Paid         Price
Fund                     Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit  Spread  Paid
----                   ----------  ---------------  --------- ---------------- ------ ---------- ------ --------
Transamerica Funds-
  Transamerica JP
  Morgan Long/Short
  Strategy

                                   SVB
                                   Financial
                                   Group
                                   (SIVB)
                       5/14/2014   Secondary        48273J10  U.S. Registered   1,800    $101.00  $4.04 $181,800

                                                                                     Total Price Paid
                                                                                       by the Fund
                                                                                     Plus Total Price
                                                                                      paid For Same
                                                                        Total Shares    Securities
                       Underwriter From                                 Purchased by   Purchased By
                        Whom the Fund    Total Shares Total Size of the  Investment      the Same       % of
Fund                      Purchased        Offered        Offering       Management    Sub-adviser    Offering
----                   ----------------  ------------ ----------------- ------------ ---------------- --------
Transamerica Funds-                                                                                             J.P. Morgan /
  Transamerica JP                                                                                               BofA Merrill
  Morgan Long/Short                                                                                             Lynch / Keefe,
  Strategy                                                                                                      Bruyette &
                                                                                                                Woods, A Stifel
                                                                                                                Company /
                                                                                                                RBC Capital
                                                                                                                Markets /
                       BofA Merrill                                                                             Sandler O'Neill
                       Lynch                3,900,000      $393,900,000      296,200      $29,916,200     7.59% + Partners, L.P.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Long/Short Strategy Security: See Attached

Issuer:  See Attached                     Offering Type: US Registered

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date              See Attached None                         YES

2.   Trade Date                 See Attached Must be the same as #1       YES

3.   Unit Price of Offering     See Attached None                         YES

4.   Price Paid per Unit        See Attached Must not exceed #3           YES

5.   Years of Issuer's                       Must be at least three
     Operations                 More than 3  years *
                                                                          YES
6.   Underwriting Type              Firm     Must be firm
                                                                          YES
7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                See Attached made
                                                                          YES
8.   Total Price paid by the
     Fund                       See Attached None
                                                                          YES
9.   Total Size of Offering     See Attached None

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       See Attached not exceed 25% **            YES

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all                   Sub-Adviser affiliates
     syndicate members)         See attached ***                          YES

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Transamerica 10f-3 Equity Report June 2014




                                                                                      Unit Price
                                                                                          of
                       Offering                                                       Offering/            Total
                       Date/Trade                                                     Price Paid           Price
Fund                     Date      Issuer/Security   Cusip     Offering Type   Shares  Per Unit   Spread   Paid
----                   ----------  ---------------  --------- ---------------- ------ ---------- -------- --------

Transamerica Funds-
  Transamerica JP
  Morgan Long/Short
  Strategy
















                                   Brixmor
                                   Property
                                   Group Inc.
                                   (BRX)
                       6/26/2014   Secondary        11120U10  U.S. Registered  16,900     $22.50 $0.73125 $380,250

                                                                                     Total Price Paid
                                                                                       by the Fund
                                                                                     Plus Total Price
                                                                                      paid For Same
                                                                        Total Shares    Securities
                       Underwriter From                                 Purchased by   Purchased By
                        Whom the Fund    Total Shares Total Size of the  Investment      the Same       % of
Fund                      Purchased        Offered        Offering       Management    Sub-adviser    Offering
----                   ----------------  ------------ ----------------- ------------ ---------------- --------

Transamerica Funds-                                                                                             BofA Merrill
  Transamerica JP                                                                                               Lynch /
  Morgan Long/Short                                                                                             Citigroup /
  Strategy                                                                                                      J.P. Morgan /
                                                                                                                Wells Fargo
                                                                                                                Securities /
                                                                                                                Barclays /
                                                                                                                Deutsche Bank
                                                                                                                Securities / RBC
                                                                                                                Capital
                                                                                                                Markets / UBS
                                                                                                                Investment
                                                                                                                Bank / PNC
                                                                                                                Capital Markets
                                                                                                                LLC /
                                                                                                                Mitsubishi UFJ
                                                                                                                Securities /
                                                                                                                SunTrust
                                                                                                                Robinson
                                                                                                                Humphrey /
                                                                                                                Baird /
                                                                                                                Piper Jaffray /
                                                                                                                KeyBanc Capital
                       Wells Fargo                                                                              Markets / Telsey
                       Securities          29,950,000      $673,875,000    2,216,300      $49,866,750     7.40% Advisory Group